                                                                    Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The following certification accompanies the issuer's Annual Report on Form 10-K and is not filed as provided in SEC Release Nos. 33-8212, 34-47551 dated March 21, 2003:

     In connection with the Annual Report of Vertica Software Inc. on Form 10-K for the year ended December 31, 2002,as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William F. Mason, President of Vertica Software Inc., certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: April 15, 2003


                                               /s/ William F. Mason
                                               ---------------------------------
                                               William F. Mason, President